Goodwill and Other Intangible Assets	3 Months Ended
Mar. 31, 2017
Goodwill and Other Intangible Assets disclosure
Goodwill and Other Intangible Assets disclosure [Text Block]

5.                       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

The following table presents the carrying amount of the Company’s goodwill by segment.  Each reportable segment includes goodwill associated with the Company’s international business which is subject to the impact of changes in foreign currency exchange rates.

(in millions)	March 31, 2017	December 31, 2016
Business Insurance	$2,228	$2,227
Bond & Specialty Insurance	550	549
Personal Insurance	780	778
Other	26	26

Total	$3,584	$3,580

Other Intangible Assets

The following tables present a summary of the Company’s other intangible assets by major asset class:

(at March 31, 2017, in millions)	Gross Carrying Amount	Accumulated Amortization	Net
Subject to amortization (1)	$210	$161	$49
Not subject to amortization	217	—	217

Total	$427	$161	$266

(at December 31, 2016, in millions)	Gross Carrying Amount	Accumulated Amortization	Net
Subject to amortization (1)	$210	$159	$51
Not subject to amortization	217	—	217

Total	$427	$159	$268

(1)                 Intangible assets subject to amortization are comprised of fair value adjustments on claims and claim adjustment expense reserves, reinsurance recoverables and other contract and customer-related intangibles.  The time value of money and the risk adjustment (cost of capital) components of the intangible asset run off at different rates, and, as such, the amount recognized in income may be a net benefit in some periods and a net expense in other periods.

Amortization expense of intangible assets was $3 million for each of the three months ended March 31, 2017 and 2016.  Intangible asset amortization expense is estimated to be $7 million for the remainder of 2017, $8 million in 2018, $6 million in 2019, $5 million in 2020 and $5 million in 2021.